UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2016

WESCO International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14989 (Commission File Number)	25-1723342 (IRS Employer Identification No.)

225 West Station Square Drive Suite 700 Pittsburgh, Pennsylvania (Address of principal executive offices)		15219 (Zip Code)
(412) 454-2200
(Registrant's telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
The information in this Item 2.02 is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
On October 27, 2016, WESCO International, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter of 2016. The Company reported a loss of $31.6 million, or $0.65 per diluted share based on 48.7 million diluted shares. Based on the application of Accounting Standards Codification (ASC) 260, “Earnings Per Share,” the Company has determined the loss per diluted share for the third quarter was $0.73 based on 43.4 million shares, which excludes the dilutive impacts of shares issuable for equity awards and contingently convertible debentures because their effect would have been antidilutive to the $31.6 million net loss reported for the third quarter. These amounts are included in the Company’s Report on Form 10-Q filed on November 4, 2016.
The effect of the change is limited to the per share reported results presented for the three months ended September 30, 2016; it does not affect the reported net loss. It also does not impact the reported results presented for the nine months ended September 30, 2016, the adjusted diluted earnings per share (excluding the impact of the non-cash, non-recurring charge related to the early debt redemption) of $1.05 or $2.85 for the three and nine months ended September 30, 2016, respectively, or the adjusted diluted earnings per share provided in the 2016 outlook on October 27, 2016.

Item 7.01	Regulation FD Disclosure.
The information in this Item 7.01 is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
A slide presentation was used by senior management of the Company in connection with its discussions with investors regarding the Company's financial results for the third quarter of 2016, and certain updated slides are included in Exhibit 99.1 to this report and are being furnished in accordance with Regulation FD of the Securities and Exchange Commission.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
The following is furnished as an exhibit to this report.
99.1 Updated slide presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO International, Inc.
(Registrant)

November 4, 2016	By:	/s/ David S. Schulz
(Date)		David S. Schulz
Senior Vice President and Chief Financial Officer